UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana St, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 20, 2010, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $400,000,000 aggregate principal amount of EPO’s 3.70% Senior Notes due 2015 (the “2015 Notes”), $1,000,000,000 aggregate principal amount of EPO’s 5.20% Senior Notes due 2020 (the “2020 Notes”) and $600,000,000 aggregate principal amount of EPO’s 6.45% Senior Notes due 2040 (the “2040 Notes,” and together with the 2015 Notes and the 2020 Notes, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”).
     The Securities were issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee, (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”) as amended and supplemented by the Nineteenth Supplemental Indenture dated as of May 20, 2010 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).
     The Notes provide that interest will accrue from May 20, 2010 at a rate of 3.70% per annum for the 2015 Notes, 5.20% per annum for the 2020 Notes and 6.45% per annum for the 2040 Notes. Interest will be payable on June 1 and December 1 of each year, commencing December 1, 2010 for the 2015 Notes and March 1 and September 1 of each year, commencing September 1, 2010 for each of the 2020 Notes and the 2040 Notes. The 2015 Notes mature on June 1, 2015, the 2020 Notes mature on September 1, 2020, and the 2040 Notes mature on September 1, 2040. The Notes also provide that EPO may redeem some or all of the Notes at any time at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium.
     The terms of the Securities and the Supplemental Indenture are further described in the Prospectus dated May 11, 2010 under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2010. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture and to the Supplemental Indenture, which is filed as Exhibit 4.3 hereto and incorporated herein by reference.
Item 8.01 Other Events.
     Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Nineteenth Supplemental Indenture, dated as of May 20, 2010, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products GP, LLC,
its general partner

Date: May 20, 2010	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Nineteenth Supplemental Indenture, dated as of May 20, 2010, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Forms of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).